SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the
                   Securities Exchange Act of 1934

Filed by the Registrant        [X]
Filed by a Party other than the Registrant       [   ]

Check the appropriate box:
[X]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or
          240.14a-12

                     MEDIZONE INTERNATIONAL, INC.
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
             (Name of Registrant as Specified in Charter)

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(Name of Person(s) Filing Proxy Statement If Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]       No fee required

[ ]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
          14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

          1)   Title of each class of securities to which transaction
               applies:
               . . . . . . . . . . . . . . . . . . . . . . . . . . . .
          2)   Aggregate number of securities to which transaction applies:
               . . . . . . . . . . . . . . . . . . . . . . . . . . . .
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how
               it was determined):   . . . . . . . . . . . . . . . . .
          4)   Proposed maximum aggregate value of transaction:
               . . . . . . . . . . . . . . . . . . . . . . . . . . . .
          5)   Total fee paid:
               . . . . . . . . . . . . . . . . . . . . . . . . . . . .

[ ]      Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the For of Schedule and the date of its filing.
          1)   Amount Previously Paid: . . . . . . . . . . . . . . . .
          2)   Form, Schedule or Registration Statement No.. . . . . .
          3)   Filing Party: . . . . . . . . . . . . . . . . . . . . .
          4)   Date Filed: . . . . . . . . . . . . . . . . . . . . . .

                      MEDIZONE INTERNATIONAL, INC.
                            144 BUENA VISTA
                    STINSON BEACH, CALIFORNIA 94970
                             (415) 868-0300

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD SEPTEMBER 17, 1998

  To the Shareholders:

       Notice is hereby given that the Annual Meeting of the Shareholders of Medizone International, Inc. ("the Company") will be held at the Spinnaker Restaurant, 100 Spinnaker Dr., Sausalito, California, on Thursday, September 17, 1998, at 11:00 a.m., Pacific Daylight Time, and at any postponement or adjournment thereof, for the following purposes, which are discussed in the following pages and which are made part of this Notice:

       1. To elect three directors, each to serve until the next annual meeting of shareholders and until his successor is elected and shall qualify;

       2.   To approve a proposal to adopt Amended and Restated
            Bylaws of the Company;

       3. To approve the Board of Directors' selection of Anderson, Anderson & Strong, LLP as the Company's independent auditors; and

       4. To consider and act upon any other matters that properly may come before the meeting or any adjournment thereof.

       The Company's Board of Directors has fixed the close of business on August 3, 1998 as the record date for the determination of shareholders having the right to notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment thereof. A list of such shareholders will be available for examination by a shareholder for any purpose related to the meeting during ordinary business hours at the offices of the Company at 144 Buena Vista, Stinson Beach, California during the ten days prior to the meeting.

       You are requested to date, sign and return the enclosed Proxy which is solicited by the Board of Directors of the Company and will be voted as indicated in the accompanying Proxy Statement and Proxy. Your vote is important. Please sign and date the enclosed Proxy and return it promptly in the enclosed return envelope, whether or not you expect to attend the meeting. The giving of your proxy as requested will not affect your right to vote in person if you decide to attend the Annual Meeting. The return envelope requires no postage if mailed in the United States. If mailed elsewhere, foreign postage must be affixed. Your proxy is revocable at any time before the meeting.

                           By Order of the Board of Directors,


                           Jill Marshall, Secretary


  Stinson Beach, California
  August 7, 1998

                      MEDIZONE INTERNATIONAL, INC.
                           144 BUENA VISTA
                    STINSON BEACH, CALIFORNIA 94970
                             (415) 868-0300



                            PROXY STATEMENT


                     ANNUAL MEETING OF SHAREHOLDERS

       The enclosed Proxy is solicited by the Board of Directors of Medizone International, Inc. (the "Company") for use in voting at the Annual Meeting of Shareholders to be held at the Spinnaker Restaurant, 100 Spinnaker Dr., Sausalito, California on September 17, 1998, at 11:00 a.m., Pacific Daylight Time, and at any postponement or adjournment thereof, for the purposes set forth in the attached notice. When proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareholder completing the proxy. If no specific instructions are given, the shares will be voted FOR the election of the nominees for directors set forth herein, FOR approval of the Amended and Restated Bylaws of the Company, and FOR ratification of the appointment of auditors. A shareholder giving a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Annual Meeting, by giving written notice to the Company's Secretary prior to the Annual Meeting, or by giving a later dated proxy.

       The presence at the meeting, in person or by proxy, of shareholders holding in the aggregate a majority of the outstanding shares of the Company's common stock entitled to vote shall constitute a quorum for the transaction of business. The Company does not have cumulative voting for directors; a plurality of the votes properly cast for the election of directors by the shareholders attending the meeting, in person or by proxy, will elect directors to office. Action on a matter, other than the election of directors, is approved if the votes properly cast favoring the action exceed the
  votes cast opposing the action.   Abstentions and broker non-votes
  will count for purposes of establishing a quorum, but will not count as votes cast for the election of directors or any other questions and accordingly will have no effect. Votes cast by shareholders who attend and vote in person or by proxy at the Annual Meeting will be counted by inspectors to be appointed by the Company (it is anticipated that the inspectors will be employees, attorneys or agents of the Company).

       The close of business on August 3, 1998, has been fixed as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. Each share shall be entitled to one vote on all matters. As of the record date there were 144,323,804 shares of the Company's common stock outstanding and entitled to vote. For a description of the principal holders of such stock, see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" below.


   This Proxy Statement and the enclosed Proxy are being furnished to shareholders on or about August 14, 1998.

                  PROPOSAL 1 -- ELECTION OF DIRECTORS

       The Company's Bylaws, as amended, provide that the number of directors shall range from three to seven, as determined from time to time by the shareholders or the Board of Directors. Presently the Company's Board of Directors consists of four members, three of whom are nominees for election at the Annual Meeting. It is anticipated that future financing and other transactions may, as a part of their terms, require the expansion of the Board of Directors and appointment of additional directors to fill the vacancies created by such expansion. At such time, the Board of Directors will appoint persons to fill the new vacancies, as provided in the Amended and Restated Bylaws. Each director elected at the Annual Meeting will hold office until a successor is elected and qualified, or until the director resigns, is removed or becomes disqualified. Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, or the Board may be reduced accordingly. The Board of Directors has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as a director.

       The following information is furnished with respect to the nominees. Stock ownership information is shown under the heading "Security Ownership of Certain Beneficial Owners and Management" and is based upon information furnished by the respective individuals.

       Mr. Edwin G. Marshall, age 56, has been Chairman of the Board since June 1997. Mr. Marshall was unanimously appointed Chief Executive Officer of the Company by the Board of Directors in April 1998. Educated at Santa Rosa Junior College and the College of Marin, he studied Business Administration and Fire Science. Until 1979, Mr. Marshall worked as a professional fire fighter, rising to the rank of Captain. From 1980 until 1994, Mr. Marshall was an entrepreneur, involved mostly with real estate brokerage and investment, the automobile business and stock investments. A major shareholder in the Company since 1994, Mr. Marshall formed The Sand Dollar Solution, a California limited partnership in 1997 and is the general partner of that company.

       Gerard V. Sunnen, M.D., age 56, has been a director of the Company since June 1997. In April 1998, Dr. Sunnen was unanimously appointed President of the Company by the Board of Directors. Dr. Sunnen received his B.A. from Rutgers University and his M.D. from the State University of New York. Dr. Sunnen served in the United States Air Force as a medical doctor, holding the rank of Major. Dr. Sunnen has been a practicing Clinical Psychiatrist and Psycho-pharmacologist since 1971. He became interested in ozone in the mid-1980's and studied under prominent German practitioners. He is the author of "Ozone in Medicine: Overview and Future Directions," Journal of Advancement in Medicine, Vol. 1, No. 3 (1988). Since taking over as the Company's Director of Science in June 1997, Dr. Sunnen has led the Company aggressively in its scientific pursuits. Among his many accomplishments on behalf of the Company in the last year, Dr. Sunnen is the author of a new patent application recently filed for the external use of ozone (Medizone) to treat pathological conditions.

       William Hitt, Ph.D.,M.D., age 72. A board member since June 1997, Dr. Hitt received a B.S. degree from the University of Denver and a Ph.D. from Colorado A&M University. Dr. Hitt received his M.D. from the University of Colorado and pursued post-medical school studies at Duke University and Washington University School of Medicine. Dr. Hitt has taught Microbiology and Virology at several universities, including the Malcolm-Pratt Institute at Johns Hopkins University. Dr. Hitt is a recipient of the prestigious Eli Lily Award from the National Institutes of Health in 1953 for his discovery and report of a new anaerobic species of mycoplasma. Additionally, he received the Leeuwenhoek Award in 1960, the Cientifico Destacado of Mexico in 1990 and 1992, and the Bioethics International Award of Merit in 1993. A long-time member of the World Health Organization, Dr. Hitt was a member of the Board of Directors of Physicians Against Nuclear War, which organization was awarded the Nobel Peace Prize in 1985. Dr. Hitt resides in Southern California and operates a number of William Hitt Centers internationally.

       There is no family relationship between any directors of the Company. Mr. Marshall's wife, Jill Marshall, is the Chief Operating Officer and Secretary of the Company.

                       DIRECTOR COMPENSATION

       Directors have not received any compensation for their services as Directors of the Company. The Amended and Restated Bylaws to be voted upon by the shareholders at the Annual Meeting, provide that the Board of Directors may establish compensation levels for Directors. At this time, Directors receive no compensation for their service as such, although they may be reimbursed for certain expenses incurred in connection with their attendance at meetings of the Board or the Company which they attend or in which they participate.

             BOARD OF DIRECTORS MEETINGS AND COMMITTEES

       The Company's Board of Directors took action at 10 duly noticed meetings of the Board during the fiscal year ended December 31, 1997. Each nominee for director then serving as a director attended or participated in all of the meetings of the Board of Directors.
  Presently there are no active committees of the Board.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE DIRECTOR.

      EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES/CONSULTANTS

       The following individuals serve as executive officers or significant employees or consultants of the Company:

                                     CURRENT
  NAME                     AGE       POSITION(S)(1)
-----------------------    ---       -----------------------------
  Edwin G. Marshall        56        Chairman, Chief Executive
                                     Officer
  Dr. Gerard V. Sunnen     56        President, Director of
                                          Science, Director
  Arthur P. Bergeron       48        Vice President, Chief
                                     Financial Officer, Treasurer
  Jill Marshall            46        Chief Operating Officer,
                                     Secretary

  ___________

 (1) Directors serve for one year and until their successors are elected and qualified. All officers serve at the pleasure of the Board of Directors.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth information as of July 31, 1998, regarding beneficial stock ownership of (i) all persons known to the Company to be beneficial owners of more than 5% of the outstanding Common Stock; (ii) each director, and each person who served at any time during fiscal year 1998 as the Company's CEO, and (iii) present officers and directors of the Company as a group. Each of the persons in the table below has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them except as otherwise indicated.


                                            NUMBER OF SHARES              PERCENT OF
  NAME AND ADDRESS                          BENEFICIALLY OWNED         OUTSTANDING SHARES
  Edwin G. Marshall                         73,959,333(1)                 36%
  Director and Executive Officer
  P.O. Box 742
  Stinson Beach, CA 94970

  Arthur P. Bergeron                         3,830,334(2)                  2.76%
  Vice President, Treasurer and Chief
  Financial Officer
  40 Grove Street
  Wellesley, MA 02181

  Kenneth Gropper                              660,000(3)                  0.48%
  Director
  129 Eagle's Nest Road
  Lincoln, NH  03251

  Dr. Gerard V. Sunnen
  President and Director                     1,500,000                     1.08%
  200 East 23rd Street
  New York, NY 10016

  All Officers and Directors
  as a Group  (4 persons):                   79,949,666(4)                 37.7%


  (1) Includes (i) an aggregate of 160,000 shares owned of record by Mr. Marshall's wife, 1,000 shares owned of record by his son, and 50,000 shares owned jointly with his mother, (ii) 6,571,428 shares owned by Sand Dollar, of which he is the general partner, (iii) 250,000 shares owned directly by Mr. Marshall, (iv) 165,000 shares held in street name; and (iv) options held by Sand Dollar to purchase up to 66,761,905 shares of Common Stock exercisable at prices ranging from $0.07 to $0.20 per share.

  (2) Includes (i) 544,167 shares held through the Bergeron Profit Sharing Plan; and (ii) 1,000,000 shares obtainable upon exercise of the option granted in Mr. Bergeron's employment agreement which vested on January 1, 1996 (500,000 shares) and January 1, 1997 (500,000 shares).

  (3)       Includes 500,000  shares  registered in the name of his wife.

  (4) Based on a total of 212,085,709 shares outstanding assuming exercise of all options and warrants described above.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms which they file. The Company is not aware of any transactions in its outstanding securities by or on behalf of any director, executive officer or ten percent holder, which would require the filing of any report pursuant to Section 16(a) during the fiscal year ended December 31, 1997, that was not filed with the Commission.

                       EXECUTIVE COMPENSATION

     The following Summary Compensation Table shows compensation paid by the Company for services rendered during the past three fiscal years to persons serving as the Chief Executive Officer of the Company during the last fiscal year. In June 1997, Joseph Latino was removed as the Company's President and Chief Executive Officer. He was replaced by Milton G. Adair. Mr. Adair resigned in April 1998 to pursue other interests and he was succeeded by Mr. Marshall as the CEO and by Dr. Sunnen as the President.

                       SUMMARY COMPENSATION TABLE

                                                                Long-Term
                                                                Compensation
                                  Annual Compensation           Awards
  Name and Principal
  Position                 Year     Salary      Bonus           Options(#)
---------------------      ----     -------     ------          -------------

  Joseph S. Latino         1997(1)  $           $    0                  0
  President and CEO        1996     $ 180,000   $    0                  0
                           1995     $ 180,000   $    0          3,000,000

  Milton G. Adair          1998(2)  $  66,667   $    0                  0
                           1997     $  66,667   $    0                  0

------------

    (1) Dr. Latino's employment was terminated by the Company on May 14, 1997. He was reimbursed for certain expenses in the amounts of $33,222 and $45,642, in 1995 and 1996, respectively. In 1995 and
         1996, the Company also provided Dr. Latino with health insurance. The options referred to in the table expired May 14, 1998. Dr. Latino did not exercise any options held by him.

    (2)  Mr. Adair left the Company in April 1998.

       EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     The Company and its former Chief Executive Officer, Joseph S. Latino entered into an employment agreement, effective January 1, 1995, pursuant to which the Company agreed to employ Dr. Latino as its Chief Executive Officer and Director of Research, at a salary of $180,000 per annum, for a one-year period or until terminated by either of the parties in accordance with its terms. Dr. Latino received certain fringe benefits under the contract including the use of an automobile and health and life insurance. He was also granted an option to purchase 3,000,000 shares of the Company's Common Stock, par value $.001, at a per share price of $.20. The option was to vest in annual increments of 1,000,000 shares, on and after January 1 of each of 1996, 1997 and 1998, provided that Dr. Latino was still employed by the Company at such dates. The agreement continued in effect in 1996 but was terminated for cause in May 1997. The options held by Dr. Latino expired in May 1998.

     The Company agreed to employ Arthur P. Bergeron, effective January
  1, 1995, as its Chief Financial Officer, at a salary of $72,000 per annum, plus monthly expenses and health insurance, for a one-year period or until terminated by either party in accordance with its terms. Mr. Bergeron continues to serve in the positions of Vice President, Treasurer and Chief Financial Officer. Mr. Bergeron also continues in his private accounting practice. Mr. Bergeron was also granted an option to purchase 1,500,000 shares of the Company's common stock, par value $.001, at a per share price of $.20. This option was to vest in annual increments of 500,000 shares on and after January 1 of each of 1996, 1997 and 1998, provided that Mr. Bergeron is still employed by the Company at each such date. The agreement also provides for certain bonuses to be paid if the Company achieves certain financial results.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company does not have a compensation committee. Matters concerning the compensation of executive officers are determined by the Company's Board of Directors.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In June 1997, the former members of the Board of Directors resigned or were removed and replaced by a new Board of Directors which included certain of the current Directors who will be voted upon at this Annual Meeting of Shareholders. At that time, the new Board of Directors authorized the Company to enter into an agreement with Sand Dollar pursuant to which Sand Dollar was issued warrants to purchase an aggregate of 73,333,333 shares of the Company's Common Stock in connection with funding arranged and/or provided by Sand Dollar. Sand Dollar purchased 5,714,286 shares of Common Stock pursuant to such warrants, at a price of $.07 per share, for a total purchase price of $400,000. Sand Dollar has made subsequent purchases under the warrants totaling $60,000 at $0.07 per share. The current Chairman and Chief Executive Officer of the Company, Edwin G. Marshall, is the General Partner of Sand Dollar.


         PROPOSAL 2 -- APPROVAL OF AMENDED AND RESTATED BYLAWS

     The Board of Directors has approved Amended and Restated Bylaws of the Company (the "New Bylaws"). The New Bylaws reflect changes to Nevada corporate law since the adoption of the original bylaws ("Old Bylaws"). The Old Bylaws were adopted before the Company became an operating entity and the Board of Directors believes that the New Bylaws are needed to provide the Board of Directors and the Company with appropriate regulations that more closely fit the current needs of the Company. A copy of the New Bylaws is attached to and made a part of this Proxy Statement.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ADOPT THE NEW BYLAWS.

            SUMMARY OF NEW BYLAWS COMPARED TO OLD BYLAWS

     The key provisions of the New Bylaws that differ from their counterparts in the Old Bylaws are described briefly below. The following summary is qualified in its entirety by the full text of the New Bylaws. You are advised to read the New Bylaws and carefully consider the changes that have been made before you mark your ballot.

     The New Bylaws have been prepared and adopted by the Board of Directors to update the Old Bylaws and to more accurately reflect the management structure adopted by the Company. Among other things, the New Bylaws address the following matters that are either omitted from the Old Bylaws or that are treated in the Old Bylaws in an out-dated manner:

     Officers. The New Bylaws include provisions allowing for appointment of several executive officers that are commonly found in corporations. These officers include Chief Executive Officer and Chief Operating Officer. The New Bylaws plainly describe the duties of all officers of the Company and establish guidelines for managing the Company if one or more of these offices is not filled.

     Directors. The New Bylaws permit the Company to compensate directors. Management believes this ability is necessary to attract and retain qualified individuals as Board members. The Old Bylaws provided that directors would receive no compensation. The Board has not determined what, if any, compensation directors may receive following approval of the New Bylaws.

     Meetings and Corporate Governance. The New Bylaws reflect changes and advances in technology, such as facsimile, email and same-day or next-day courier service that have changed the pace of business internationally. For example, the New Bylaws permit the directors to receive notice of meetings by means of any one of these rapid methods of delivery. The New Bylaws also give the Board some flexibility in setting the date of the Company's annual meeting of shareholders, rather than suggesting a firm date each year. A suggested form of notice and procedure for delivering notice of shareholder meetings is also contained in the New Bylaws.

     Like the Old Bylaws, the New Bylaws limit directors and officers' liability for certain breaches of fiduciary duty and require the Company to indemnify persons serving as directors of the Company from and against personal liability for acts or omissions of the director or officer during their service to the Company, to the fullest extent permitted by Nevada law.

              PROPOSAL 3  APPROVAL OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has selected Anderson, Anderson
  & Strong as the independent auditors for the Company for the year ending December 31, 1998. Anderson, Anderson & Strong also served as the Company's independent auditors for the year ended December 31, 1997.

     At the Annual Meeting, shareholders will be asked to ratify the selection by the Board of Directors of Anderson, Anderson & Strong as the Company's independent auditors.

     Representatives of Anderson, Anderson & Strong may attend the 1998 Annual Meeting. If they attend, they will have an opportunity to make a statement if they desire to do so, and they will be available to answer appropriate questions from shareholders.

    THE BOARD RECOMMENDS SHAREHOLDER APPROVAL OF THE SELECTION OF AUDITORS.

                             OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors of the Company does not intend to present, and has not been informed that any other person intends to present, a matter for action at the 1998 Annual Meeting other than as set forth herein and in the Notice of Annual Meeting. If any other matter properly comes before the meeting, it is intended that the holders of proxies will act in accordance with their best judgment.

     The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation, may solicit proxies personally or by telephone, and, if deemed necessary, third party solicitation agents may be engaged by the Company to solicit proxies by means of telephone, facsimile or telegram, although no such third party has been engaged by the Company as of the date hereof. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of common stock held of record and will reimburse such persons for forwarding such material. The cost of this solicitation of proxies will be borne by the Company.

                             ANNUAL REPORT

     Copies of the Company's annual report on Form 10-K (including financial statements and financial statement schedules) filed with the securities and exchange commission may be obtained without charge by writing to the Company - attention: Jill Marshall, P.O. Box 742, Stinson Beach, California 94970. A request for a copy of the Company's Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Stock of the Company on August 3, 1998. Exhibits to the Form 10-K, if any, will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials. These documents have been filed by the Company with the Securities and Exchange Commission and are posted and may be viewed at the Company's website: www.medizoneint.com and at the Commission's website: www.sec.gov.

                         SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation in connection with the next Annual Meeting of Shareholders must be received by the Company by March 15, 1999. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. The Company suggests that any such request be submitted by certified mail, return receipt requested. The Board of Directors will review any proposal which is timely received, and determine whether it is a proper proposal to present to the 1999 Annual Meeting.

     The enclosed Proxy is furnished for you to specify your choices with respect to the matters referred to in the accompanying notice and described in this Proxy Statement. If you wish to vote in accordance with the Board's recommendations, merely sign, date and return the Proxy in the enclosed envelope which requires no postage if mailed in the United States. A prompt return of your Proxy will be appreciated.



                      By Order of the Board of Directors


                      Jill Marshall, Secretary






  Stinson Beach, California
  August 14, 1998

                               APPENDICES

  1.  FORM OF PROXY

  2.  AMENDED AND RESTATED BYLAWS

                                 PROXY

                      MEDIZONE INTERNATIONAL, INC.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Edwin G. Marshall and Gerard Sunnen and each of them as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of the Company held of record by the undersigned on September 17, 1998 at the Annual Meeting of Shareholders to be held at the Spinnaker Restaurant, 100 Spinnaker Dr., Sausalito, California, at 11:00 a.m., Pacific Daylight Time, or at any adjournment thereof.

  1.   Election of Directors.

       FOR           WITHHOLD AS TO ALL        FOR ALL EXCEPT
       / /                  / /                    / /

       (INSTRUCTIONS: IF YOU MARK THE "FOR ALL EXCEPT" CATEGORY ABOVE, INDICATE THE NOMINEE(S) AS TO WHICH YOU DESIRE TO WITHHOLD AUTHORITY BY STRIKING A LINE THROUGH SUCH NOMINEE(S) NAME IN THE LIST BELOW:)

       Edwin G. Marshall, Gerard V. Sunnen, M.D., William Hitt, Ph.D., M.D.

  2.   To approve Amended and Restated Bylaws for the Company.

       FOR                AGAINST                 ABSTAIN
       / /                  / /                     / /

  3. To approve and ratify the selection of Anderson, Anderson & Strong, LLP as the Company's independent auditors for the fiscal year ending December 31, 1998.

       FOR                AGAINST                 ABSTAIN
       / /                 / /                       / /

  4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3.

        DATE:
            ---------------------------


            -------------------------------------------
             Signature


            -------------------------------------------
             Signature of joint holder, if any

  PLEASE SIGN EXACTLY AS THE SHARES ARE ISSUED. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

  PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE